SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Puritan Trust

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Event Driven Opportunities Fund

Dear Shareholder:

A special meeting of shareholders of the Fidelity fund mentioned above will be held on May 20, 2020. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matter that affects your fund. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

This proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal to merge Fidelity Event Driven Opportunities Fund into Fidelity Low-Priced Stock Fund is in the interests of shareholders. They recommend that you vote for this proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card, enter the control number found on the card, and follow the recorded or on-line instructions.

If you have any questions before you vote, please call Fidelity using the contact information applicable to your funds located in the table in the enclosed Q&A. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

James C. Curvey

Chairman

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

Shareholders of Fidelity Event Driven Opportunities Fund (the fund) are being asked to vote on an Agreement and Plan of Reorganization (the Agreement) relating to the proposed acquisition of Fidelity Event Driven Opportunities Fund by Fidelity Low-Priced Stock Fund. This proposal is more fully described in the attached proxy statement.

Approval of the proposed acquisition (Reorganization) will be determined solely by approval of the shareholders of Fidelity Event Driven Opportunities Fund.

If the Agreement is approved by fund shareholders and the related Reorganization occurs, you will become a shareholder of Fidelity Low-Priced Stock Fund instead. Your fund will transfer all of its assets to Fidelity Low-Priced Stock Fund in exchange solely for shares of beneficial interest of Fidelity Low-Priced Stock Fund and the assumption by Fidelity Low-Priced Stock Fund of your fund’s liabilities in complete liquidation of your fund.

Have the funds’ Board of Trustees approved the Reorganizations?

Yes. The fund’s Board of Trustees has carefully reviewed the proposal and approved the Agreement and the Reorganization. The Board of Trustees unanimously recommends that you vote in favor of the fund’s Reorganization by approving the fund’s Agreement. If shareholder approval of the Agreement cannot be achieved, the Board of Trustees has approved a plan of liquidation for Fidelity Event Driven Opportunities Fund.

What are the reasons for and advantages of the proposed Reorganization?

We believe, and the Board of Trustees unanimously agreed, that merging the funds is in the best interests of shareholders.

The Board considered that the Reorganization will permit shareholders to pursue the same investment objective in a larger, diversified, and more successful fund.

The Board also considered that the Fidelity Event Driven Opportunities Fund’s shareholders are expected to benefit from an expense reduction of approximately 0.39% (based on actual expenses, excluding performance adjustments and acquired fund fees and expenses, if any) for the twelve months ended October 31, 2019. The Board considered that over the long-term, Fidelity Low-Priced Stock Fund has out-performed Fidelity Event Driven Opportunities Fund over all standard time periods. And finally, the Board considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes.

For more information please refer to the section entitled “The Proposed Transaction – Reasons for the Reorganization.”

Do the funds have similar investment objectives and policies?

The funds have the same investment objective. Each fund seeks capital appreciation. Although the funds have similar principal investment strategies, there are some differences of which you should be aware. A comparison of the fund’s principal investment strategies is on pages 6-8 of the attached proxy statement.

Who are the fund managers for each fund?

Arvind Navaratnam is portfolio manager of Fidelity® Event Driven Opportunities Fund, which he has managed since December 2013. He also manages other funds. Since joining Fidelity Investments in 2010, Mr. Navaratnam has worked as a research analyst and portfolio manager.

Joel Tillinghast is lead portfolio manager of Fidelity® Low-Priced Stock Fund, which he has managed since December 1989. He also manages other funds. Since joining Fidelity Investments in 1986, Mr. Tillinghast has worked as a research analyst and portfolio manager.

Sam Chamovitz is co-manager of Fidelity® Low-Priced Stock Fund, which he has managed since April 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Chamovitz has worked as a research analyst and portfolio manager.

Salim Hart is co-manager of Fidelity® Low-Priced Stock Fund, which he has managed since April 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Hart has worked as a quantitative research analyst and portfolio manager.

John Mirshekari is co-manager of Fidelity® Low-Priced Stock Fund, which he has managed since September 2011. He also manages other funds. Since joining Fidelity Investments in 2003, Mr. Mirshekari has worked as a research analyst and portfolio manager.

Morgen Peck is co-manager of Fidelity® Low-Priced Stock Fund, which she has managed since May 2016. She also manages other funds. Since joining Fidelity Investments in 2003, Ms. Peck has worked as a research analyst and portfolio manager.

Shadman Riaz is co-manager of Fidelity® Low-Priced Stock Fund, which he has managed since September 2011. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Riaz has worked as a research analyst and portfolio manager.

Messrs. Tillinghast, Chamovitz, Hart, Mirshekari, and Riaz, as well as Ms. Peck are expected to continue to be responsible for portfolio management of the combined fund after the Reorganization.

Who will pay for the expenses associated with each Reorganization?

Event Driven Opportunities will bear the cost of its Reorganization.

For more information, please refer to the section entitled “Voting Information – Solicitation of Proxies; Expenses.”

How will you determine the number of shares of Low-Priced Stock that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of the Reorganization. As of the close of business of the New York Stock Exchange on the Closing Date of the Reorganization, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange. The anticipated Closing Date is June 19, 2020.

Is the Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes either to Fidelity® Event Driven Opportunities Fund or to Fidelity® Low-Priced Stock Fund or to the shareholders of any fund except that Fidelity® Event Driven Opportunities Fund may recognize gain or loss with respect to assets (if any) that are subject to “mark-to-market” tax accounting. For more information, please refer to the section entitled “The Proposed Transaction – Federal Income Tax Considerations.”

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the Reorganizations are not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. Computershare Limited, a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If shareholder approval of the Agreement cannot be achieved, the Board of Trustees has approved a plan of liquidation for Fidelity Event Driven Opportunities Fund.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

Who is Computershare Limited.?

Computershare Limited. is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is March 23, 2020.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-800-544-8544.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

EDO20-PXL-0320 1.9898175.100

PO Box 28015 Albuquerque, NM 87125-8015

Consolidated SmartCard™

This card represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this card. By voting this card, via mail or internet, you are voting all of your accounts across multiple registrations in the same manner. If you choose to vote the Consolidated card, you do not need to return the individual SmartCard™ ballots enclosed which represent each unique registration.

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com/fidelity Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 245 Summer Street Boston, MA, 02210 On May 20, 2020

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES

FIDELITY CONCORD STREET TRUST: FIDELITY EVENT DRIVEN OPPORTUNITIES FUND

The undersigned, revoking previous proxies, hereby appoint(s), James C. Curvey, William C. Coffey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at 245 Summer Street, Boston, MA, 02210, on May 20, 2020 at 7:30 a.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com/fidelity

VOTE VIA THE TELEPHONE: 1-800-337-3503

FID_31199_031120_C

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity® Event Driven Opportunities Fund to Fidelity® Low-Priced Stock Fund in exchange solely for corresponding shares of beneficial interest of Fidelity® Low-Priced Stock Fund and the assumption by Fidelity® Low-Priced Stock Fund of Fidelity® Event Driven Opportunities Fund’s liabilities, in complete liquidation of Fidelity® Event Driven Opportunities Fund.

To Vote All For  ☐            To Vote All Against  ☐            To Vote all Abstain  ☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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Scanner bar code

FID1 31199	M

PO Box 28015 Albuquerque, NM 87125-8015

Individual SmartCard™

This card represents all of your Fidelity accounts with the same Social Security or Tax ID number and an exact match of registration. By voting this card you are voting all of your accounts under this registration in the same manner.

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com/fidelity Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 245 Summer Street Boston, MA, 02210 On May 20, 2020

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES

FIDELITY CONCORD STREET TRUST: FIDELITY EVENT DRIVEN OPPORTUNITIES FUND

The undersigned, revoking previous proxies, hereby appoint(s), James C. Curvey, William C. Coffey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at 245 Summer Street, Boston, MA, 02210, on May 20, 2020 at 7:30 a.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com/fidelity

VOTE VIA THE TELEPHONE: 1-800-337-3503

FID_31199_031120_I

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

FOR	AGAINST	ABSTAIN

 1.   To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity® Event Driven Opportunities Fund to Fidelity® Low-Priced Stock Fund in exchange solely for corresponding shares of beneficial interest of Fidelity® Low-Priced Stock Fund and the assumption by Fidelity® Low-Priced Stock Fund of Fidelity® Event Driven Opportunities Fund’s liabilities, in complete liquidation of Fidelity® Event Driven Opportunities Fund.

☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

FID2 31199	M

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders FIDELITY INSTITUTIONAL ASSET MANAGEMENT® Fidelity Event Driven Opportunities Fund Special Shareholder Meeting: May 20, 2020 Important proxy voting material is ready for your review. VOTE NOW! For shareholders as of March 23, 2020. Ways to Vote Go to Proxy-direct.com Call 1-800-337-3503 Vote by May 19, 2020 11:59 PM ET Control Number: 19999999001000 Security Code: 99999999 Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Contact Us—We’re Here to Help Questions: If you have questions about viewing, saving, or printing your proxy materials, call 877-208-0098, Monday through Friday 8:30 a.m.–7:00 p.m. ET. Acrobat Reader: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download. Paper Format: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials. Proxy Materials by Mail: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at i.fidelity.com. View the Fidelity Investments and the Fidelity Funds privacy notice. Fidelity Investments Institutional Operations Company, LLC, 100 Salem Street, Smithfield, RI 02917 913273.1.0 | FIAM-BD

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders Fidelity Event Driven Opportunities Fund Special Shareholder Meeting: May 20, 2020 Important proxy voting material is ready for your review. Vote Now! For shareholders as of March 23, 2020. Ways to Vote Go to Proxy-direct.com Call 800-337-3503 Vote by May 19, 2020 11:59 PM ET Control Number: 19999999001000 Security Code: 99999999 Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Adode® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/. If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan. Privacy Policy | Terms of Use To stop receiving email notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to NetBenefits and update your mail preferences. Please do not respond to this email. This mailbox is not monitored and you will not receive a response. Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210 893445.3.0 ©2020 FMR LLC All rights reserved.

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders Fidelity Event Driven Opportunities Fund Special Shareholder Meeting: May 20, 2020 Important proxy voting material is ready for your review. Vote Now For shareholders as of March 23, 2020. Ways to Vote Go to Proxy-direct.com Call 1-800-337-3503 Vote by May 19, 2020 11:59 PM ET Control Number: 19999999001000 Security Code: 99999999 Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We’re Here to Help 800-544-6666 If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents. If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online. Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials. Fidelity Clearing & Custody Solutions© provides clearing, custody, or other brokerage services through National Financial Services LLC or Fidelity Brokerage Services LLC, Members NYSE, SIPC. 200 Seaport Boulevard, Boston, MA 02210 ©2019 FMR LLC. All rights reserved. 624840.7.1

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders Fidelity Event Driven Opportunities Fund Special Shareholder Meeting: May 20, 2020 Important proxy voting material is ready for your review. Vote Now For shareholders as of March 23, 2020. Ways to Vote Go to Proxy-direct.com Call 800-337-3503 Vote by May 19, 2020 11:59 PM ET Control Number: 19999999001000 Security Code: 99999999 Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Questions? Please contact your representative. (Note: Do not reply to this email. Any email will not be reviewed or monitored.) If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents. If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online. Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials. This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this email message as it was automatically generated. Account(s) carried with National Financial Services LLC, Member NYSE, SIPC. 200 Seaport Boulevard, Boston, MA 02210 916449.1.0

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders Fidelity Event Driven Opportunities Fund Special Shareholder Meeting: May 20, 2020 Important proxy voting material is ready for your review. Vote Now For shareholders as of March 23, 2020. Ways to Vote Log on to your Fidelity Account Call 1-800-337-3503 Vote by May 19, 2020 11:59 PM ET Control Number: 19999999001000 Security Code: 99999999 Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We’re Here to Help 800-343-3548 | Send a secure email Fidelity.com | Privacy Policy | Terms of Use To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus to send a secure email. You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents. To access the document, you may need AdobeReader software. This software is available for download at no cost. Download time varies by internet connection. Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 674322.9.0 ©2019 FMR LLC All rights reserved.

eFail Buckslip—to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Shareholder:

You consented to receiving your proxy materials over the internet by registering your e-mail address and other information with Fidelity Investments. Regrettably, the electronic notification that was sent to you for the upcoming Special Meeting of Shareholders was returned to us as undeliverable.

Enclosed please find proxy materials regarding the upcoming Special Meeting.

We appreciate your interest in this program and hope that you will visit Fidelity’s website to update your e-mail address.

Computershare Fund Services, Independent Tabulator of Fidelity Investments

TOUCH-TONE TELEPHONE VOTING SCRIPT

FIDELITY FUND PROXY WO# XXXXX

** PROXY CARD **                        IVR Revision XX-XX-20XX

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM USING A DEDICATED TOLL-FREE NUMBER 1-800-XXX-XXXX

THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.”

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:

“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the/all proposal(s).”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING FUND SPECIFIC SPEECH:

“Okay, you’ll be voting your proxy for shares in the Fidelity Fund. The Board of Trustees recommends a vote “FOR” the/all proposal(s).”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise,

remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”

“PROPOSAL 1: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;

ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”

WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:

“FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

“FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

“FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

The prompting continues for each of the shareholder’s holdings to match their fund holdings listed on their proxy card...

“PROPOSAL 2: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;

ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”

WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:

“FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

“FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

“FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

The prompting continues for each of the shareholder’s holdings to match their fund holdings listed on their proxy card...

TOUCH-TONE TELEPHONE VOTING SCRIPT

FIDELITY FUND PROXY WO# XXXXX

“ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN A SINGLE FUND IS HELD FOR THE PROPOSAL:

“PROPOSAL 3:     To vote FOR the nominee, Press 1.      To vote WITHHOLD , press 2.

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE THEY WILL HEAR:

“Okay, voting for the nominee”

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM THE NOMINEE THEY WILL HEAR:

“Okay, voting withhold on the nominee”

“ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL:

“PROPOSAL 4 FOR HOLDING 1: To vote FOR the nominee, Press 1. To vote WITHHOLD, press 2.

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR:

Okay, for the first holding listed on this proposal you just voted “For” the Nominee.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR:

Okay, for the first holding listed on this proposal you just voted to withhold your vote from the Nominee.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER CHOOSES OPTION 1, TO VOTE THE SAME WAY FOR ALL OTHER HOLDINGS ON THE NOMINEE PROPOSAL:

Okay, I’ll apply the same vote to all other holdings listed.

IF THE SHAREHOLDER CHOOSES OPTION 2, TO VOTE FOR EACH HOLDING INDIVIDUALLY:

Okay, let’s continue then...

THEN THE SHAREHOLDER HEARS PROMPTS FOR THE NEXT HOLDING [This is repeated until all holdings are voted on]:

Example: “For Holding 2: To vote FOR the nominee, Press 1. To WITHHOLD your vote from the nominee, press 2.

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.

I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, let’s change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

FORM OF

COMPUTERSHARE INTERNET SCREEN SCRIPT FOR INTERNET VOTING

AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxy-direct.com/Fidelity, shareholder sees Screen 1]

Computershare	proxydirect

Enter your 14 digit control number from the shaded box on your notice or card:

Enter your 8 digit security code from the unshaded box on your notice or card:

[“Login” button appears here]

To access materials without a control number: Click [“here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds.

[If shareholder clicks on “Login” before inputting a valid control number, the following error message appears:]

There is a length error with the Control Number and/or Security Code

[If shareholder clicks on “Submit” after inputting a valid control number, Screen 2 appears.]

Sample Proxy/Voting Instruction Card	Sample Notice

WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted.

Your browser must support JavaScript 1.1 or higher in order to continue. Click on the [“Help” link appears here] link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 2 - Internet Voting Page

[Upon entering control number in Screen 1, shareholder sees Screen 2]

Computershare	proxydirect

Text - (left justified)

[FUND NAME]

Text - (left justified)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE [FOR/AGAINST] THE PROPOSAL.

Text - (right justified)

Mark All> [For/Against/Withhold]

Proposals

01.01 [Title of proposal]. [Name of nominee for Trustee election]	[For][Withhold]

01.02 [Title of proposal]. [Name of nominee for Trustee election]	[For][Withhold]

01.03 [Title of proposal]. [Name of nominee for Trustee election]	[For][Withhold]

02. [Title of proposal will be inserted].
Text - (right justified) [For/Against/Abstain]
03. [Title of proposal will be inserted].
Text - (right justified) [For/Against/Abstain]
04. [Title of proposal will be inserted].
Text - (right justified) [For/Against/Abstain]

If you have questions regarding the voting process, please call 1-877-456-7881

Links – (left justified) “Cancel Vote & Exit” “Submit Vote”

[If shareholder clicks on “Cancel Vote & Exit” link, the following popup appears:]

Text - (left justified)

Are you sure you want to cancel your vote?

[If shareholder clicks on “Submit” link without making an election, the following popup appears:]

Text - (left justified)

You Must Vote On Each Proposal

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 3 - Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 2, shareholder sees Screen 3]

Computershare	proxydirect

Link – “Log Out”

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on [MM/DD/YYYY 00:00 AM/PM] ET to submit new voting instructions.

This is a summary of your voting instructions for the [Trust] Special Meeting. You may print this page for your records.

Link – “Print Page”

Instructions Submitted on [MM/DD/YYY 00:00 AM/PM ET]

[Summary of elections will appear here]

Computershare

Link – “Vote Another Card or Exit”

[If shareholder clicks on “Vote Another Card or Exit” link, they will be redirected to Screen 1.]

Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote.

E-mail:
Confirm E-mail:

Link – “Send E-mail”

[If shareholder clicks on “Send E-mail” link, without an email address entered the following appears.]

* Blank

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, 2 or 3, a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

Computershare	proxydirect

VIEW MATERIALS ONLINE

To view proxy Materials please click the appropriate link below.

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY] [Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY] [Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY] [Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Link – “Return to Previous Page”

[If shareholder clicks on “Return to Previous Page” link, they will be redirected to the previous screen.]

You may need Adobe Acrobat to view the documents listed above. To download Adobe Reader, click the address below http://www.adobe.com/products/acrobat/readstep.html

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder requests an e-mail confirmation of his/her vote on Screen 3, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form of

E-mail Confirmation

From: voteconfirm@proxy-direct.com

To: [Shareholder Last, First Name]

Subject: Confirmation of Internet Proxy Vote

Your vote for Control Number [number appears here] has been submitted to Fidelity Investments as follows:

[Vote summary appears here]

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:

Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top

Q:	When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q:	How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

Top

Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top

Q:	I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Top

Return to Proxy Materials

620855.5.0

Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:

Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:

By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.